SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 10, 2002


                           Security Bancorp Inc.
            --------------------------------------------------
            (Exact name of registrant as specified in charter)

           Tennessee                   0-22553                  62-1682697
 ----------------------------      ----------------         ----------------
 (State or other jurisdiction      (Commission File         (I.R.S. Employer
        of incorporation)               Number)            Identification No.)


 306 W. Main Street, McMinnville, Tennessee                       37110
 ------------------------------------------                 -----------------
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (931) 473-4483
                                                     --------------

                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On May 10, 2002, the Registrant filed a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934. Reference is made to the Registrant's press release dated May 10, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item  7.   Financial Statements, Pro Forma Financial Information and Exhibits
-----------------------------------------------------------------------------

     (c)  Exhibits

          Exhibit 99   Registrant's Press release dated May 10, 2002

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     SECURITY BANCORP, INC.


                                         /s/Joe H. Pugh
Date: May 10, 2002                   By: -------------------------------
                                         Joe H. Pugh
                                         President and Chief Executive Officer

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                              EXHIBIT 99

                     Registrant's Press Release Dated
                             May 10, 2002

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                                                                   Exhibit 99

                               PRESS RELEASE

Contact:   Joe H. Pugh
           Security Bancorp, Inc.
           President and Chief Executive Officer
           (931) 473-4483


              SECURITY BANCORP, INC. FILES FORM 15 TO DEREGISTER
                   WITH SECURITIES AND EXCHANGE COMMISSION

     McMinnville, Tennessee, May 10, 2002 Security Bancorp, Inc. (OTC BB:
SCYT)announced today the filing of a Form 15 with the Securities and Exchange Commission (the "SEC"). The filing of the Form 15 will terminate registration of the Company's common stock under the Securities and Exchange Act of 1934 (the "1934 Act").

     Upon the filing of the Form 15, Security Bancorp, Inc. will no longer file with the SEC certain reports and forms, including Forms 10-KSB, 10-QSB and 8-K. When the Form 15 is deemed effective, which is expected within 90 days of filing, Security Bancorp, Inc. will no longer file proxy statements with the SEC. The common stock of Security Bancorp, Inc., however, will continue to be traded on the OTC Bulletin Board.

     According to management, the Company is terminating registration in order to reduce corporate costs associated with being a "reporting company" under the 1934 Act. After careful consideration, the board of directors concluded that for Security Bancorp, Inc. the advantages of being a reporting company under the 1934 Act do not offset the costs and administrative burdens associated with the SEC reporting requirements. In addition, the Company's common stock has been extremely thinly-traded.

     Mr. Joe H. Pugh, President and Chief Executive Officer of Security Bancorp, Inc., stated that it is the Company's intention to provide its record stockholders with press releases of material events affecting the Company, quarterly unaudited earnings releases, as well as an annual report and proxy statement.

     Security Bancorp, Inc. is the holding company for Security Federal Savings Bank of McMinnville, TN, which operates two offices located in McMinnville, Tennessee.

                               * * * * *

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